UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

               --------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 29, 2005

               --------------------------------------------------

                        STANDARD MICROSYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                        0-7422            11-2234952
(State or other jurisdiction of     (Commission File       (I.R.S. Employer
 incorporation)                      Number)                Identification No.)

                    80 Arkay Drive, Hauppauge, New York 11788
               (Address of principal executive offices) (Zip Code)

                                 (631) 435-6000
              (Registrant's telephone number, including area code)

                                       N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition

On June 29, 2005, Standard Microsystems Corporation issued a press release announcing its financial results for the first quarter of fiscal 2006. A copy of the press release is attached as Exhibit 99.1.

The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

( c )  Exhibits

99.1 - Press release dated June 29, 2005, reporting Standard Microsystems Corporation's financial results for the first quarter of fiscal 2006.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        STANDARD MICROSYSTEMS CORPORATION

                                  (Registrant)



Date:  July 11, 2005                        By:  /s/ ANDREW M. CAGGIA
                                                 -----------------------------
                                                 Andrew M. Caggia
                                                 Senior Vice President and
                                                 Chief Financial Officer,
                                                 and Director
                                                 (Principal Financial Officer)

                                  Exhibit Index


Exhibit No.    Description

99.1           Press   release   dated  June  29,   2005,   reporting   Standard
               Microsystems   Corporation's  financial  results  for  the  first
               quarter of fiscal 2006.